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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  May 25, 1994



                         Philip Morris Companies Inc.
            (Exact name of registrant as specified in its charter)




          Virginia                    1-8940                      13-3260245
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)



   120 Park Avenue, New York, New York                             10017-5592
(Address of principal executive offices)                           (Zip Code)



      Registrant's telephone number, including area code:  (212) 880-5000



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         (Former name or former address, if changed since last report)

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Item 5. Other Events.
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      See Exhibits 99.1 and 99.2 attached.


Exhibits.
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      99.1  Press Release of Philip Morris Companies Inc. dated May 25, 1994.

      99.2  Press Release of Philip Morris Companies Inc. dated May 26, 1994.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PHILIP MORRIS COMPANIES INC.



                                          By:    /s/ Hans G. Storr
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                                                Hans G. Storr, Executive Vice
                                                President and Chief Financial
                                                           Officer


Date: June 8, 1994